UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

Asyst Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

California	000-22430	94-2942251
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

48761 Kato Road, Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 661-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2004, Asyst Technologies, Inc. issued a press release titled “Asyst Technologies to Postpone Reporting of Consolidated Results and Filing of Form 10-Q for Quarter Ended September 2004 — Company is Unable to Complete Financial Closing Process at its Asyst Shinko Joint Venture.” In conjunction with that press release, the registrant conducted a conference call on November 3, 2004, to discuss the registrant’s inability to file its Form 10-Q for that quarter by the November 4, 2004, filing deadline. That press release is attached hereto as Exhibit 99.1. A transcript of that conference call is attached hereto as Exhibit 99.2.

The information in this Item 2.02, including the exhibits hereto furnished under Item 2.02, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b) On November 3, 2004, Asyst Technologies, Inc. notified the Nasdaq National Market that Asyst would not timely file its Form 10-Q for the quarter ended September 25, 2004. Therefore, Asyst is not in compliance with the Nasdaq listing standard relating to requirement to file timely periodic reports with the SEC as set forth in Nasdaq Marketplace Rule 4310(c)(14). As a result, Asyst’s common shares may become subject to de-listing procedures, in which case Asyst intends to make a timely request for a hearing before a Nasdaq Listings Qualifications Panel to address the filing delinquency and intends to complete its SEC filings as promptly as practicable. Certain risks relating to these and other matters are set forth in the press release furnished under Item 2.02 of this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description

99.1	Press release titled “Asyst Technologies to Postpone Reporting of Consolidated Results and Filing of Form 10-Q for Quarter Ended September 2004 — Company is Unable to Complete Financial Closing Process at its Asyst Shinko Joint Venture”

99.2	Transcript of conference call conducted by the registrant on November 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.

Date: November 8, 2004	By:	/s/ Steve Debenham

Steve Debenham
Vice President, Secretary, and General
Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release titled “Asyst Technologies to Postpone Reporting of Consolidated Results and Filing of Form 10-Q for Quarter Ended September 2004 — Company is Unable to Complete Financial Closing Process at its Asyst Shinko Joint Venture”

99.2	Transcript of conference call conducted by the registrant on November 3, 2004.

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